UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2006
ENSOURCE ENERGY INCOME FUND LP
(Exact name of registrant as specified in its charter)

Delaware	01-32683	20-2668934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 San Felipe, Suite No. 440 Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(713) 659-1794
(888) 844-1784
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 18, 2006, Ensource Energy Income Fund LP (“Ensource”) issued a press release announcing that its offer to: (i) pay $31.00 in cash, without interest, for up to 2,9501,000 of the outstanding Eastern American Natural Gas Trust (NYSE:NGT) depositary units or (ii) exchange one whole common unit of Ensource along with a pro-rata share of a $5.9 million special cash distribution to be paid by Ensource to holders of NGT depositary units expired in accordance with its terms at 5:00 p.m. New York City time on September 15, 2006. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
c) Exhibits

Exhibit Number	Description
99.1	Press release, dated September 18, 2006 (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSOURCE ENERGY INCOME FUND LP
	By:	Ensource Energy LLC,
its general partner

Date: September 18, 2006	By:	/s/ Marshall M. Eubank
	Name:	Marshall M. Eubank
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated September 18, 2006 (filed herewith).